                                  Exhibit 31.1

                            SECTION 302 CERTIFICATION

I, Angelo Napolitano, certify that:

1.       I have reviewed this Annual Report on Form 10-KSB of Miller Industries,
         Inc. (the "Issuer");

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

4.       I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
         15d-15(e)) and internal control over financial reporting (as defined in
         Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Issuer and have:

(a)      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the
         Issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)      Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)      Evaluated the effectiveness of the Issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)      Disclosed in this report any change in the Issuer's internal control over financial reporting that occurred during the period covered by the
         Annual Report that has materially affected, or is reasonably likely to materially affect, the Issuer's internal control over financial reporting; and

5.       I have disclosed, based on my most recent evaluation of internal control over financial  reporting,  to the Issuer's auditors and the audit committee of the Issuer's board of directors (or persons performing the equivalent functions):

(a)      All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Issuer's ability to record, process, summarize and report financial information; and

(b)      Any fraud, whether or not material, that involves management or other employees who have significant role in the Issuer's internal control over financial reporting.

Date:    September 30, 2003

/s/  Angelo Napolitano
     Angelo Napolitano
     Chief Executive Officer and
     Chief Financial Officer